EXHIBIT 10.3

                        ASSIGNMENT OF CLAIMS AND RELEASE

           THIS ASSIGNMENT OF CLAIMS AND) RELEASE is made, entered into and effective as of this 26th day of May, 2003, by and between, HARRY S. COHEN and STEVEN D. SINGLETON individuals of Lexington, Fayette County, Kentucky (`Plaintiffs") and SAMUELS JEWELERS, INC. a Delaware corporation with it principal place of business at 2914 Montopolis Drive, Suite 200, Austin, Texas ("Defendant") and DDJ CAPITAL MANAGEMENT, LLC ("DDJ"), and BIII CAPITAL PARTNERS, L.P., and BIIIA CAPITAL PARTNERS, LP.

                                   WITNESSETH:

           WHEREAS, Plaintiffs are the former owners of C&H Rauch, Inc., having sold all their shares of C&H Rauch, Inc. to Defendant on or about October 20, 1999; and

           WHEREAS, as part of that the sale of C&H Rauch, me, Defendant executed certain Promissory Notes dated November 24, 1999 with varying Maturity Dates; and

           WHEREAS, Plaintiffs have filed a lawsuit against Defendant for monies owed to Plaintiffs on the Promissory Notes in the action styled Harry S. Cohen and Steven D. Singleton v. Samuels Jewelers, Inc., Fayette Circuit Court, Civil Action number 01-CI-3073 (herein alter referred to as the "Pending Action"); and

           WHEREAS, Defendant has asserted counterclaims in the Pending Action against Plaintiffs; and

           WHEREAS, Plaintiffs desire to assign all their rights, title and interest in the Promissory Notes and the Pending Action to Bill Capital Partners, LY. and BHIA Capital Partners, LP.

           NOW, THEREFORE, Plaintiffs, Defendant and DDJ agree as follows:

           1. Release of Claims: Subject to and without prejudice to the assignment of claims as set forth below, Plaintiffs, on behalf o themselves and their spouses, hereby forever release, for themselves and their heirs, legal representatives, agents, successors, assigns, officers, directors, shareholders, employees, attorneys, guarantors, sureties, and any person acting on their behalf, the Defendant, DDJ, all of its affiliates and funds, and Defendant and DDJ's officers directors, employees, agents, attorneys, and assigns from any and all injuries, losses, damages, liabilities, defenses, claims, actions, causes of action, suits, debts, promises, demands, or agreements of whatever nature or kind, known and unknown, whether based in law or in equity, that the Plaintiffs, ever had or now have or that anyone claiming through or under the Plaintiffs may have or claim to have, which were raised or asserted or could have been raised or asserted by the Plaintiffs against the Defendant, at any time prior to the execution of this Agreement, including, but not limited to, any and all claims arising out of, by reason of, or in any way related to the Pending Action.

           Subject to and without prejudice to the assignment of claims as set forth below, Defendant and DDJ hereby forever release for themselves and their agents, successors, assigns, officers, directors, shareholders, employees, attorneys, and any person acting on their behalf, the Plaintiffs, their spouses, and their heirs, legal representatives, agents, successors, assigns, guarantors, sureties from any and all injuries, losses, damages, liabilities, defenses, claims, actions, causes of action, suits, debts, promises, demands, or agreements, of whatever nature or kind, known and unknown, whether based in law or in equity, that the Defendant or DDJ ever had or now have, or that anyone claiming through or under the Defendant or DDJ may have or claim to have, which were raised or asserted or could have been raised or asserted by the Defendant or DDJ against the Plaintiffs at any time prior to the execution of this Agreement, including, but not limited to, any and all claims arising out of, by reason of, or in any way relating to the Pending Action.

           2. Payment: Upon execution of this Assignment of Claims and Release, Bill Capital Partners. L.P. and BHIA Capital Partners, L.P. shall pay to Plaintiffs Five Hundred Thousand Dollars ($500,000).

           3. Assignment of Claims: Plaintiffs assign, endorse, and transfer, without recourse, to PHI Capital Partners, L.P. and BIHAR Capital Partners, LP. all right, title and interest, either of them may have in the Pending Action, the Promissory Notes by and between Samuels Jewelers and Cohen and Singleton and all claims that Plaintiffs may have against Defendant arising out of the sale of C&H Ranch, Inc., including, but not limited to:

                     a. Promissory Note of $2,000,000.00 dated November 24, 1999 with Maturity Date of January 15, 2001.

                     b. Promissory Note of $2,000,000.00 dated November 24, 1999 with Maturity Date of January 15, 2002.

           4. Dismissal Of Claims: Plaintiff shall dismiss the Complaint and Amended Complaint in the Pending Action without prejudice and shall further execute all documents necessary to transfer their interest in the Pending Action to DDJ. Defendant shall dismiss with prejudice the counterclaims in the Pending Action, each party to bear its own legal fees and costs.

           5. Nondisclosure: The parties hereto agree that the terms and conditions of this Agreement, and all terms and conditions of the settlement evidenced by this Agreement will not be disclosed to any person (except attorneys and accountants) or any entity, except pursuant to court order or other legal requirements.

           6. Representations and Warranties: Plaintiffs, and their spouses, warrant, affirm and represent they have the authority and capacity to execute this Assignment of Claims and Release and that they have not transferred, sold, assigned or in any way conveyed their interest to any third party, in whole or part, of any claims they have or may have against Defendant not expressly stated herein. Plaintiffs, and their spouses, understand and agree that upon the


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
execution of this Assignment and Release of Claims they have kept no claims of any kind against Defendant. Plaintiffs also understand and agree that to the best of their knowledge, no one has any claim against Defendant arising out of the sale of C&H Rauch, Inc. to Defendant, other than those identified herein.

           7. Governing Law: This Assignment of Claims and Release is to be governed and construed in accordance with the laws of the Commonwealth of Kentucky.

           8. Entire Agreement: This Assignment of Claims and Release may not be amended or modified except by written agreement.

           9. Additional Documents: Plaintiffs shall cause the necessary papers to he executed and shall take all steps necessary to insure that this Assignment of Claims and Release shall be valid, binding and enforceable.


           IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.





                            /s/ Harry S. Cohen
                            ----------------------------------------------------
                            Harry S. Cohen


                            /s/ Steven D. Singleton
                            ----------------------------------------------------
                            Steven D. Singleton



                            /s/ Arlene Cohen
                            ----------------------------------------------------
                            Arlene M. Cohen, spouse of Harry S. Cohen


                            /s/ Kelly Singleton
                            ----------------------------------------------------
                            Kelly L. Singleton, spouse of Steven D. Singleton



                            SAMUELS JEWELERS, INC.

                            By: /s/ Randy McCullough
                                ------------------------------------------------
                            Its: President and CEO
                                 -----------------------------------------------



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
                            DDJ CAPITAL MANAGEMENT, LLC.

                            By: /s/ Judy K. Mencher
                                ------------------------------------------------

                            Its: Member
                                 -----------------------------------------------



                            BIII CAPITAL PARTNERS, L.P.

                            By:  DDJ Capital III, LLC, its General Partner

                            By:  DDJ Capital Management, LLC, Manager

                            By: /s/ Judy K. Mencher
                                ------------------------------------------------

                                Judy K. Mencher
                                ------------------------------------------------

                            Its: Member
                                 -----------------------------------------------




                            BIIIA CAPITAL PARTNERS, L.P.

                            By: GP III-A, its General Partner

                            By:  DDJ Capital Management, LLC, Manager

                            By: /s/ Judy K. Mencher
                                ------------------------------------------------

                                Judy K. Mencher
                                ------------------------------------------------

                            Its: Member
                                 -----------------------------------------------





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